Michael P. Scarpelli
Chief Financial Officer
ir@datadomain.com
(408) 980-4800

Data Domain, Inc. Reports First Quarter Financial Results

Revenue Increases 50% in the First Quarter 2009 Compared to the First Quarter 2008

SANTA CLARA, Calif. — April 23, 2009 — Data Domain, Inc. (Nasdaq: DDUP) today announced results for its first quarter ended March 31, 2009.  Net revenue for the first quarter of 2009 was $79.0 million, an increase of 50% compared to the first quarter of 2008, and a decrease of 7% from the fourth quarter of 2008.

Under U.S. generally accepted accounting principles (“GAAP”), Data Domain posted net income of $1.3 million for the first quarter of 2009, or $0.02 per share. This compared to a GAAP net income of $13.9 million in the fourth quarter 2008, or $0.21 per share. The fourth quarter net income was positively impacted by the release of $13.2 million related to the Company’s deferred tax asset valuation allowance which resulted in a net $5.7 million tax benefit in the fourth quarter of 2008. Without this one-time item, fourth quarter 2008 net income would have been $749,000, or $0.01 per share. For the first quarter 2008, GAAP net income was $2.7 million, or $0.04 per share.

Excluding the impact of stock-based compensation, non-GAAP net income for the first quarter of 2009 was $4.9 million, or $0.07 per share. This compares to non-GAAP net income of $6.7 million, or $0.10 per share, in the fourth quarter of 2008, which excluded the impact of stock-based compensation and the release of the deferred tax asset valuation allowance. For the first quarter of 2008, non-GAAP net income was $7.7 million, or $0.11 per share.

"Data Domain’s first quarter results were marked by significant customer wins in large enterprise accounts, as evidenced by the number of transactions in excess of a million dollars," said Frank Slootman, president and chief executive officer of Data Domain.  “The Company added 218 new customers during the quarter, increasing its worldwide roster of customers to over 3,100.  With the significant performance increases Data Domain delivered through recent product additions and operating system upgrades, we are well positioned to continue our push into the enterprise marketplace.”

“Data Domain executed well in a challenging sales environment during the first quarter and continues to build out key elements of its infrastructure to fuel future growth,” added Michael Scarpelli, chief financial officer for Data Domain. “Operating margins were very healthy in the quarter at 3% GAAP and 11% non-GAAP.  In addition, we achieved operating profit while hiring an additional 50 net new employees, bringing total headcount to 827, and we generated approximately $12 million in operating cash flow for the quarter.”

Financial Outlook

•	We estimate revenues for the second quarter of 2009 to be between $82 million and $87 million.

•
We estimate that for the second quarter of 2009 GAAP income (loss) per share will be approximately $(0.01) to $0.01 and non-GAAP income per share will range from $0.05 to $0.07. The non-GAAP income (loss) per share projections exclude stock-based compensation expense that we estimate will be in the range of $7.1 million to $7.3 million as well as tax benefits that we estimate will be in the range of $3.3 million to $3.5 million related to stock-based compensation.

•	We reiterate our previous revenue estimates for the full year 2009 to be between $365 million and $385 million.

First Quarter Highlights

•
In March, the Company announced the availability of its new platform operating software, which accelerates the backup throughput of its current product line up to 100% from initial product specifications without any additional hardware or disk provisioning.  The upgrade enabled new levels of performance across all systems and customer types -- from demanding data center environments to remote offices at the edge.

•
Also in March, Data Domain introduced the DD660, a new quad-core processor-based midrange system that provides up to a 50% price/performance improvement and a 50% larger base system capacity as compared to its dual-core predecessor. The Company also announced support for 1 TB disk drives, in both the base model DD660 and in all expansion shelves for both the DD660 and DD690.

•
In February Data Domain announced that its flagship DD690 enterprise storage system has been recognized by SearchStorage.com and Storage Magazine with the 2008 Product of the Year Award. The DD690 was the recipient of the publications' highly coveted Gold Award, the top achievement in its category.

•
In January, Data Domain announced that results from TheInfoPro’s latest Wave 11 European Storage Study again indicated Data Domain is the top In Plan deduplication vendor among IT storage users at large European enterprises participating in the study.

Conference Call Information

Data Domain will host a conference call for analysts and investors to discuss its first quarter results on Thursday, April 23rd at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time).  The dial-in number for this conference call is 800-688-0836 (617-614-4072 international) and the participant passcode is 84362173#.  A live webcast of the conference call will be accessible from the Investor Relations section of our website at www.datadomain.com.    Following the webcast, an archived version will be available on our website for 30 days.  To hear the replay, parties in the United States and Canada should call 1-888-286-8010 and enter passcode 98807555#.  International parties can access the replay at 617-801-6888 and should enter passcode 98807555#.

Use of Non-GAAP Financial Information

Data Domain has supplemented the financial measures contained in this press release that are provided in accordance with U.S. generally accepted accounting principles (“GAAP”) with non-GAAP financial measures. Data Domain believes that these non-GAAP financial measures better reflect its core operating results and thus are appropriate to enhance the overall understanding of its past financial performance and its prospects for the future. These adjustments to Data Domain’s GAAP results are made with the intent of providing both management and investors a more complete understanding of Data Domain’s underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate Data Domain’s financial results, develop budgets and manage expenditures. The method Data Domain uses to produce non-GAAP financial results may differ from the methods used by other companies. Data Domain’s reference to these non-GAAP financial results should be considered in addition to results that are prepared under current accounting standards but should not be considered as a substitute for, or superior to, the financial results that are presented as consistent with GAAP. Reconciliation of the non-GAAP financial measures to the nearest GAAP financial measures is included in the financial measures attached hereto.

ABOUT DATA DOMAIN

Data Domain® is the leading provider of deduplication storage systems. Thousands of companies worldwide have purchased Data Domain systems to reduce storage costs and simplify data management. Data Domain delivers the performance, reliability and scalability to address the data protection and nearline storage needs of enterprises of all sizes. Data Domain products integrate into existing customer infrastructures and are compatible with leading enterprise backup and archive software products. To find out more about Data Domain, visit www.datadomain.com.

Data Domain is headquartered at 2421 Mission College Blvd., Santa Clara, CA 95054 and can be contacted by phone at 1-866-933-3873 or by e-mail at sales@datadomain.com.

Forward-Looking Statements

This press release contains forward-looking statements regarding our being well positioned to continue our push into the enterprise marketplace; and our continuing to build out key elements of our infrastructure to fuel future growth; as well as all of the information set forth under the heading “Financial Outlook,” and other statements identified by forward-looking words such as "anticipated," "believed," "could," "estimate," "expect," "intend," "may," "should," "will" and "would" or similar words.  These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include: the impact of the continuing weakening of general economic and market conditions and customer budgets for information technology spending; our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; market acceptance of our products; our ability to scale our distribution channels; our ability to recruit and retain personnel; our ability to compete in our industry; our ability to maintain and expand relationships with technology partners; our ability to protect our intellectual property; shortages or price fluctuations in our supply chain and the performance of our contract manufacturer; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact our business are set forth in the “Risk Factors” sections in our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC.  All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Data Domain and the Data Domain logo are trademarks or registered trademarks of Data Domain, Inc. All other trademarks used or mentioned herein belong to their respective owners.

A copy of this press release can be found on the Investor Relations page of Data Domain’s website at www.datadomain.com.

###

Data Domain, Inc.
Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31,	December 31,
	2009	2008

Current assets:
Cash and cash equivalents	$119,167	$128,380
Short-term investments	127,685	105,512
Accounts receivable (net of allowances of $250 and $120, respectively)	60,563	60,322
Inventories, net	4,051	4,638
Deferred tax asset, net	8,517	7,531
Prepaid expenses and other current assets	4,737	5,116
Total current assets	324,720	311,499

Long-term investments	30,931	30,866
Long-term deferred tax asset, net	5,629	5,629
Intangible asset	100	133
Property, plant and equipment, net	39,333	38,854
Total assets	$400,713	$386,981

Current liabilities:
Accounts payable	$10,804	$10,970
Accrued compensation and related benefits	11,692	16,720
Other accrued liabilities	8,267	10,441
Income taxes payable	2,150	1,051
Deferred revenue, current	43,749	39,321
Total current liabilities	76,662	78,503

Deferred revenue, non-current	31,985	28,399
Long-term exercised unvested stock options	260	285
Other liabilities	2,058	2,910

Stockholders equity:
Common stock and additional paid-in capital	308,619	295,564
Accumulated other comprehensive loss	(1,451)	(10)
Accumulated deficit	(17,420)	(18,670)
Total stockholders' equity	289,748	276,884
Total liabilities and stockholders' equity	$400,713	$386,981

Data Domain, Inc.
Consolidated Statements of Income
(in thousands, except per share data)
(unaudited)

			Three Months
	Three Months Ended		Ended
	March 31,		December 31,
	2009	2008	2008

Revenue:
Product	$63,921	$45,247	$71,661
Support and services	15,115	7,368	13,568
Total revenue	79,036	52,615	85,229

Cost of revenue:
Cost of product	17,295	11,317	19,327
Cost of support and services	5,536	2,489	5,191
Total cost of revenue	22,831	13,806	24,518
Gross profit	56,205	38,809	60,711

Operating expenses:
Sales and marketing	32,726	23,232	32,950
Research and development	14,211	8,736	12,358
General and administrative	7,146	5,606	6,885
Total operating expenses	54,083	37,574	52,193
Operating income	2,122	1,235	8,518

Other income (expense), net:
Interest income	1,041	2,163	1,258
Other income (expense), net	77	1,243	(1,542)
Total other income (expense), net	1,118	3,406	(284)

Income before provision (benefit) for income taxes	3,240	4,641	8,234
Provision (benefit) for income taxes	1,990	1,900	(5,692)
Net income	$1,250	$2,741	$13,926

Net income per share, basic	$0.02	$0.05	$0.23
Net income per share, diluted	$0.02	$0.04	$0.21

Shares used in computing basic income per share	60,157	56,414	59,394
Shares used in computing diluted income per share	65,739	65,378	66,387

Cost of product	$(115)	$134	$278
Cost of support and services	6	121	309
Sales and marketing	3,192	2,792	3,029
Research and development	1,976	1,320	1,408
General and administrative	1,403	1,013	1,381
Total stock-based compensation expense	$6,462	$5,380	$6,405

Data Domain, Inc.
GAAP to Non-GAAP Reconciliation
(in thousands except per share data)
(unaudited)

	Three Months Ended March 31, 2009			Three Months Ended December 31, 2008
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP

Reconciliation of gross profit:
Total revenue	$79,036	$-	$79,036	$85,229	$-	$85,229
Total cost of revenue	22,831	109	22,940	24,518	(587)	23,931
Gross profit	$56,205	$(109)	$56,096	$60,711	$587	$61,298

Reconciliation of operating expenses:
Sales and marketing	$32,726	$(3,192)	$29,534	$32,950	$(3,029)	$29,921
Research and development	14,211	(1,976)	12,235	12,358	(1,408)	10,950
General and administrative	7,146	(1,403)	5,743	6,885	(1,381)	5,504
Total operating expenses	$54,083	$(6,571)	$47,512	$52,193	$(5,818)	$46,375

Reconciliation of operating income, provision (benefit) for income taxes, net income and net income per share:
Operating income	$2,122	$6,462	$8,584	$8,518	$6,405	$14,923
Income before provision for income taxes	$3,240	$6,462	$9,702	$8,234	$6,405	$14,639
Provision (benefit) for income taxes	$1,990	$2,781	$4,771	$(5,692)	$13,668	$7,976
Net income	$1,250	$3,681	$4,931	$13,926	$(7,263)	$6,663
Net income per share, basic	$0.02		$0.08	$0.23		$0.11
Net income per share, diluted	$0.02		$0.07	$0.21		$0.10
Shares used in computing basic net income per share	60,157		60,157	59,394		59,394
Shares used in computing diluted net income per share	65,739	1,411	67,150	66,387	880	67,267

Stock-based compensation expense:
Cost of product	$(115)			$278
Cost of support and services	6			309
Sales and marketing	3,192			3,029
Research and development	1,976			1,408
General and administrative	1,403			1,381
Total stock-based compensation expense	$6,462			$6,405

Data Domain, Inc.
GAAP to Non-GAAP Reconciliation
(in thousands except per share data)
(unaudited)

	Three Months Ended March 31, 2009			Three Months Ended March 31, 2008
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP

Reconciliation of gross profit:
Total revenue	$79,036	$-	$79,036	$52,615	$-	$52,615
Total cost of revenue	22,831	109	22,940	13,806	(255)	13,551
Gross profit	$56,205	$(109)	$56,096	$38,809	$255	$39,064

Reconciliation of operating expenses:
Sales and marketing	$32,726	$(3,192)	$29,534	$23,232	$(2,792)	$20,440
Research and development	14,211	(1,976)	12,235	8,736	(1,320)	7,416
General and administrative	7,146	(1,403)	5,743	5,606	(1,013)	4,593
Total operating expenses	$54,083	$(6,571)	$47,512	$37,574	$(5,125)	$32,449

Reconciliation of operating income, provision for income taxes, net income and net income per share:
Operating income	$2,122	$6,462	$8,584	$1,235	$5,380	$6,615
Income before provision for income taxes	$3,240	$6,462	$9,702	$4,641	$5,380	$10,021
Provision for income taxes	$1,990	$2,781	$4,771	$1,900	$440	$2,340
Net income	$1,250	$3,681	$4,931	$2,741	$4,940	$7,681
Net income per share, basic	$0.02		$0.08	$0.05		$0.14
Net income per share, diluted	$0.02		$0.07	$0.04		$0.11
Shares used in computing basic net income per share	60,157		60,157	56,414		56,414
Shares used in computing diluted net income per share	65,739	1,411	67,150	65,378	1,624	67,002

Stock-based compensation expense:
Cost of product	$(115)			$134
Cost of support and services	6			121
Sales and marketing	3,192			2,792
Research and development	1,976			1,320
General and administrative	1,403			1,013
Total stock-based compensation expense	$6,462			$5,380

Data Domain, Inc.
Consolidated Statement of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2009	2008

Operating activities:
Net income	$1,250	$2,741
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,576	1,201
Stock-based compensation	6,462	5,380
Tax benefit for excess stock option deduction	1,382	—
Deferred income taxes	(986)	—
Loss on value of option to put securities	1,527	—
Mark to market, trading (gain)	(1,592)	—
Provision for accounts receivable allowances	130	4
Amortization of evaluation units in inventory	580	654
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(371)	4,945
(Increase) decrease in inventories	7	(826)
(Increase) decrease in prepaid expenses and other current assets	379	(1,242)
Increase (decrease) in accounts payable	(166)	1,562
Decrease in accrued compensation and related benefits	(5,028)	(3,092)
Increase (decrease) in other accrued liabilities	(3,026)	595
Increase in income taxes payable	1,099	1,743
Increase in deferred revenue	8,014	6,360
Net cash provided by operating activities	12,237	20,025

Investing activities:
Purchase of property, plant and equipment	(3,022)	(8,349)
Purchases of available-for-sale securities	(57,075)	(42,004)
Proceeds from maturity of available-for-sale securities	34,389	49,400
Net cash used in investing activities	(25,708)	(953)

Financing activities:
Proceeds from issuance of common stock, net of repurchases	5,186	4,501
Net cash provided by financing activities	5,186	4,501

Effect of exchange rate changes on cash and cash equivalents	(928)	10

Net increase (decrease) in cash and cash equivalents	(9,213)	23,583

Cash and cash equivalents at beginning of period	128,380	102,939

Cash and cash equivalents at end of period	$119,167	$126,522

Supplemental schedule of cash flow data:
Cash paid for income taxes	$260	$248